SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.    [ ] Confidential, for use of the
                                        Commission only (as permitted by
                                        Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                     Clinical Trials Assistance Corporation
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

                    CLINICAL TRIALS ASSISTANCE CORPORATION
                    --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                [date], 2003
                    ----------------------------------------

TO THE SHAREHOLDERS OF CLINICAL TRIALS ASSISTANCE CORPORATION:

      The 2003 Annual Meeting of Shareholders of Clinical Trials Assistance Corporation will be held at 10:00 a.m. local time on [date], 2003, at the Law Offices of Thomas C. Cook located at 4955 South Durango, Suite 214, Las Vegas, NV 89113. The following notice of meeting identifies each business items for your action. These items and the vote the Board of Directors recommends are:

                          ITEM                               RECOMMENDED VOTE
                          ----                               ----------------
1.  Increase the number of the Company's authorized
        Common Shares, from twenty million (20,000,000) to
        seventy million (70,000,000) shares;                          FOR
2.  To set the number of Board of Directors members at a
        maximum of four                                               FOR
3.  Election of two Directors                                         FOR
4   Forward Split the Common Stock three-for-one                      FOR
5.  Approval of Warrant Issuance                                      FOR
6.  Ratification of Beckstead and Watts, LLP as independent auditors  FOR
7.  To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.


Only shareholders of record shown on the books of the Company at the close of business on [date], 2003, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        /s/
                                        -----------------------
                                             Kamill Rohny
                                             President

Dated:  [date], 2003
Vista, California

                   CLINICAL TRIALS ASSISTANCE CORPORATION
                   --------------------------------------

                                 PROXY STATEMENT
                                     FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD [DATE], 2003
                         ------------------------------

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Clinical Trials Assistance Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on [date], 2003, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 2078 Redwood Crest, Vista, California 92081-7340. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about [date], 2003.

                      VOTING RIGHTS AND REQUIREMENTS


VOTING SECURITIES

The Board of Directors of the Company has fixed [DATE], 2003 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on [DATE], 2003, 12,000,000 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

QUORUM

The presence at the Annual Meeting of the holders of a number of shares of our Common Stock, and proxies representing the right to vote shares of our Common Stock, in excess of one-half of the number of shares of our Common Shares outstanding as of the record date will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the meeting in order to effect the shareholder approvals described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our board has determined to amend the Company's articles to the increase the number of authorized shares, setting the number of Board of Directors members at four, the election of two Directors, approve a three for one forward stock split, approval of the issuance of warrants and the ratification of the Company's auditor are in the best interests of the company and our shareholders. Accordingly, the board has unanimously approved the proposals and recommends that the shareholders who choose to attend the meeting vote in favor of these matters as well.

MATTERS TO BE ACTED UPON

                         INCREASE NUMBER OF AUTHORIZED SHARES
                                   (PROPOSAL 1)

INTRODUCTION

                   AMENDMENT TO THE ARTICLES OF INCORPORATION OF
         THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

The board of directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from twenty million (20,000,000) shares to seventy million (70,000,000) shares:

     "RESOLVED, that the first paragraph of Article IV of the Articles of Incorporation be amended to read as follows:

       "4.  Authorized Shares:

       The total authorized capital stock of the corporation shall be as follow:

           Seventy Million (70,000,000) shares of Class A Common Stock of the Par Value of $0.001 all of which shall be entitled to voting power.

           Two million (2,000,000) authorized Series A Preferred Shares with a par value of $0.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to ten (10) Common Shares. Each Series A Preferred Share may be converted into ten (10) Common Shares upon approval by the Board of Directors of the corporation.

           Two million (2,000,000) authorized Series B Preferred Shares with a par value of $0.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share shall have voting rights and shall carry a voting weight equal to two (2) Common Shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

           One million (1,000,000) authorized Series C Preferred Shares with a par value of $0.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights."

If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation amending
Article IV as described above, to be effective as soon as practicable following the meeting.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation.
-------------------------------------------------------------------------------

If the Company's shareholders approve the proposed amendment to the Articles of Incorporation, the Board of Directors may authorize the issuance of additional shares of Common Stock without further approval of the Company's shareholders, except as may be required in certain cases by the Company's charter documents or applicable law or regulations. Under the Company's Articles of Incorporation, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Common Stock. Furthermore, if the Board elects to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders. In addition, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this proxy statement, the Board is not aware of any attempt or plan to obtain control of the Company.


RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN AUTHORIZED COMMON STOCK.

                              ELECTION OF DIRECTORS

                              (PROPOSALS 2 and 3)

GENERAL INFORMATION

The Board of Directors recommends that the number of directors be set at a maximum of four (4). The approval of the proposal to set the number of directors at a maximum of four, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote.

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                                                                  Board Member
Name                     Age                Position              Since
------------             ---      ---------------------------     ------------
Kamill Rohny             67       Chairman of the Board           April, 2002
                                  President, CEO, CFO
                                  Secretary

Eugene P. Boling, M.D.   53       Director                        Nov., 2002
-----------------------------------------------------------------------------


Nominated Directors
-------------------

Work Experience

Kamill Rohny, Director, President, CEO/CFO, Secretary
-----------------------------------------------------------------

Kamill Rohny had 32-years of service (December, 1969 through February, 2002) with Procter & Gamble Pharmaceuticals (formerly known as Norwich Eaton Pharmaceuticals). He voluntarily retired from the Company in February, 2002.

While at Procter and Gamble Pharmaceuticals, Kamill Rohny was a Regional Scientific Manager of the Professional Scientific Organization of Procter & Gamble Pharmaceuticals, leading and executing educational and clinical research projects, disseminating scientific data to national and regional physician thought leaders, in one-on-one and group settings. This resulted in the education of current and future treatment modalities.

Key strategies and activities included but were not limited to, working with clinical research departments in identifying investigators, clinical research centers, including site assessment and pre-study visits and served as a conduit for handling independent research proposals.

During his last year at Procter and Gamble Pharmaceuticals, Mr. Rohny designed, tested and implemented a patient recruitment program for people with osteoporosis that helped participants improve their bone health through self management. The company implemented his recruitment programs on a national level. These programs were not offered to physicians by any other pharmaceutical company. Pharmaceutical companies are in business to sell their pharmaceutical products through physician prescriptions. This was a patient recruitment program offered by a pharmaceutical which helped build goodwill, patient compliance and did not directly sell pharmaceutical products. After Mr. Rohny retired from Procter and Gamble Pharmaceuticals, his former employer did not actively pursue patient recruitment programs.

He plans to develop 25-30 hours per week to Clinical Trials Assistance Corporation ("CTAC").


Eugene P. Boling, M.D., F.A.C.P., F.A.C.R., Director
----------------------------------------------------

Office Address: 8283 Grove Avenue, Suite 203, Rancho Cucamonga, California 91730; Medical License # G57099

Private Practice Physician: Establishment of a single specialty group Rheumatology practice. The practice services an area in Southern California populated by of 500-600,000 people. Practice employs and is supported by twelve full time and five part-time personnel (not including the physician), 1986 to present.

Research Practice: Boling Clinical Trials a.k.a. Inland Clinical Research. 1989 to present. Boling Clinical Trials works with approximately fifteen pharmaceutical and biotechnology companies, in conducting human clinical trials for pharmaceutical products in their final stages of approval by the FDA. Dr. Boling is responsible for screening clinical study candidates and evaluating their response to these treatment modalities. The results of his work will help determine whether or not a pharmaceutical product offers any marked patient benefit and its subsequent FDA approval.

Clinical Assistant Professor, Rheumatology Department University of Southern California/ Los Angeles County Hospital 1987-1994 Clinical Assistant Professor, Rheumatology Department, Department of Medicine, Loma Linda University Loma Linda, California 1987-1997.

Military Service: Staff Internist, Malcolm Grow USAF Hospital, Andrew AFB, Wash. D.C. 1979-1981; Fellowship 1981-1983; Staff Rheumatologist, Malcolm Grow, USAF Hospital, 1983-1986; Visiting Research Institute, Naval Medical Research Institute, Bethesda, Maryland, 1983-1986; Acting Director, Malcolm Grow U.S.
Air Force Rheumatology fellowship program, 1983-1986.

Education: FELLOWSHIP: Johns Hopkins University, 1981-1983. Baltimore, Maryland Rheumatology fellowship; RESIDENCY: University of Utah, 1977-1979. Salt Lake City, Utah. INTERNSHIP: University of Utah, 1976-1977. Bachelor of Science, University of California at Los Angeles School of Medicine, 1972-1976; M.D. Degree. Loyola University Los Angeles, 1968-1972.



REASONS FOR THE INCREASE IN BOARD MEMBERS TO FOUR

The Company's Board plans to establish an independent Audit Committee which will be responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountants and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The board will require two additional board openings to fill the independent audit committee positions

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR TO INCREASE THE NUMBER OF BOARD SEATS TO FOUR, AND THE ELECTION OF ALL THE ABOVE NOMINEES.

                              THE FORWARD STOCK SPLIT
                                   (PROPOSAL 4)

INTRODUCTION
On November 17, 2003, our board of directors approved a proposal to effect a forward split of our common stock, subject to the approval of our shareholders. The forward split, if approved, would subdivide our outstanding common stock on a three-(3)-for-one-(1) basis. In other words, once the forward split takes place, you will receive two additional share for each share common stock you hold. Your percentage ownership in the company and relative voting power will remain essentially unchanged. This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 6,000,001 shares.

REASONS FOR THE FORWARD SPLIT

We are hopeful that the forward split will encourage interest in our common stock and possibly promote greater liquidity for our shareholders. Again, however, we cannot guarantee that this will be the case or, indeed, that any of the foregoing hoped-for effects will result from the forward split.

CERTAIN EFFECTS OF THE FORWARD SPLIT

The relative voting and other rights of holders of the common stock will not be altered by the forward split, and each share of common stock will continue to entitle its owner to one vote. As a result of the forward split, the number of shares of common stock presently outstanding will be subdivided.
No fractional shares will be issued in connection with the forward split. Instead, fractional shares will be rounded up and one whole share will be issued.

The forward split will not affect the company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of common stock from 12,000,000 to 36,000,000.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Following is a summary of the material anticipated federal income tax consequences of the proposed forward split. This summary is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and is necessarily general. In addition, this summary does not address any consequence of the forward split under any state, local or foreign tax laws. Accordingly, this summary is not intended as tax advice to any person or entity, and we advise you to consult with your own tax advisor for more detailed information relating to your individual tax circumstances.

We understand that the forward split will be a "recapitalization" under applicable federal tax laws and regulations. As a result of such tax treatment, no gain or loss should be recognized by the company or our shareholders as a result of the forward split or the receipt of additional shares resulting from the subdivision. A shareholder's aggregate tax basis in his or her post-forward split shares should be the same as his or her aggregate tax basis in the pre-forward split shares. In addition, the holding period of the post-forward split shares received by such shareholder should include the period during which the pre-forward split shares were held, provided that all such shares were held as capital assets in the hands of the shareholder at the time of the split.

EFFECTIVE DATE OF THE FORWARD SPLIT

If the proposal is approved by the shareholders, the forward split will become effective within approximately ten (10) days following shareholder approval.

DELIVERY OF CERTIFICATES

Once the forward split becomes effective, Holladay Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, Arizona 85251 (Phone: 480-481-3940), our stock transfer agent will deliver to you a new certificate which represents the additional common shares as a result of the three-for-one forward split. The Company will incur the costs to cancel your old certificate(s) and issue new three-for-one forward split stock certificates.

RIGHT TO ABANDON FORWARD SPLIT

Although we do not anticipate doing so, we may abandon the proposed forward split at any time prior to its effectiveness if our board of directors deems it advisable to do so. Any decision as to the appropriateness of the forward split will be made solely by our board of directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A "FOR" VOTE IN FAVOR OF THE FORWARD STOCK SPLIT.

                      APPROVAL OF WARRANT ISSUANCE
                               (PROPOSAL 5)


GENERAL INFORMATION

The Board of Directors believes it would be in the interest for the Company to have the ability to issue warrants to purchase Common Stock under appropriate circumstances in connection with the capital raising and financing activities of the Company. The Company's Board of Directors has approved and recommends to the Stockholders for their approval a proposal to issue warrants to purchase up to 1,800,000 shares of Common Stock, which warrants may be accompanied by other securities or may not be accompanied by other securities of the Company.

BACKGROUND AND REASONS

The Company's management and the Board of Directors have determined that it would be advantageous to the Company to have the ability to issue warrants to purchase Common Stock in connection with the financing and capital raising activities of the Company. The ability to issue warrants to purchase Common Stock may be a cost-effective way for the Company to raise capital. The issuance of warrants is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal could allow the Company to seek acquisitions. Such warrants, which may be issued in connection with the issuance of preferred stock, Common Stock or debt by the Company, typically allow the purchaser of the securities to participate in any increase in the value of the issuer's or borrower's common stock. They are often sold or issued in conjunction with other securities that provide for a specified return, such as promissory notes or preferred stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, such purchasers typically are willing to accept a lower specified return on the other securities than they would without the warrants. If such warrants are accompanied by other securities when issued, the warrants cannot be separately transferable unless no class of such warrants and the securities that accompany them has been publicly distributed.

In order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking Stockholder approval of this Warrant Proposal to issue warrants to purchase up to 1,800,000 shares of Common Stock either accompanied by or not accompanied by other securities of the Company. The final terms of any warrants including, but not limited to exercise price, term and vesting requirements will be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance. No further authorization from the Stockholders will be solicited prior to any such issuance. If such warrants are issued and if they are subsequently exercised, it would increase the number of outstanding shares of Common Stock. Any such exercise would be dilutive on the voting power of existing Stockholders and could be dilutive with regard to dividends and other economic aspects of the Common Stock. Because the number of shares of Common Stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

RECOMMENDATION OF THE BOARD:

The Board of Directors believes that it is in the best interests of the Company and its Stockholders to adopt the Warrant Proposal. THE BOARD RECOMMENDS A "FOR" VOTE IN FAVOR OF THE WARRANT PROPOSAL.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL 6)

Beckstead and Watts, LLP acted as the Company's independent auditors for the year ended December 31, 2002. A representative of Beckstead and Watts, LLP is expected to be present at the Annual Meeting of Shareholders, a representative of Beckstead and Watts, LLP will have an opportunity to make a statement if they desires to do so, and will be available to respond to appropriate questions.


AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Beckstead and Watts, LLP for professional services rendered for the Company's audits and review for the past fiscal year totaled $10,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Beckstead and Watts, LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002, or subsequent interim periods.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

                                 OTHER BUSINESS
                                  (PROPOSAL 7)


As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the recommendation of the Board of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information with respect to beneficial ownership of our stock as of June 30, 2003 by:

         o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common or preferred stock;
         o  each of our executive officers and directors; and
         o  all of our officers and directors as a group.



                                              Amount
Title    Name and Address                     of shares               Percent
of       of Beneficial                        held by      Date         of
Class    Owner of Shares           Position   Owner        Acquired    Class (1)
--------------------------------------------------------------------------------

Common   Kamill Rohny (2)          Pres./CEO  10,000,000   04/30/02    83.33%

         Eugene P. Boling, M.D.(2) Director            0          -        -
--------------------------------------------------------------------------------
All Executive Officers as
       a Group (2 persons)                    10,000,000               83.33%


(1) The percentages listed in the Percent of Class column are based upon 12,000,000 outstanding shares of Common Stock, which will be the number of outstanding shares of Common Stock as of the effective date.

(2) c/o Clinical Trials Assistance Corporation, 2078 Redwood Crest, Vista, California 92081.

Persons Sharing Ownership of Control of Shares

The following own or share the power to vote five percent (5%) or more of the Company's securities: Kamill Rohny, President, Clinical Trials Assistance Corporation has indicated that he would vote in favor of the Proposals in this Proxy Statement.

CERTAIN TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received compensation through the quarter ended September 30, 2003.



FOR FISCAL YEAR 2002:
---------------------
                                                         Number of Shares
                                                            Underlying
                         Position         Salary    Bonus   Options (#)
                         --------       -------- ----------------------
Kamill Rohny           President,         0         0        0
                       CEO.CFO
                       Secretary
                       Director

Eugene P. Boling, M.D. Director           0         0        0


The Company does not have any employment agreements with its executive officers.


STOCK OPTIONS.
--------------

During the year ended December 31, 2002 and interim periods through September 30, 2003, the Company does not have any stock option plan in place.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.


COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to insiders were complied with.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the 2003 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2004 Annual Meeting must be received by the Company by June 30, 2004, to be includable in the Company's proxy statement and related proxy for the 2004 Annual Meeting.

Also, if a shareholder proposal intended to be presented at the 2004 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 12, 2004, then management named in the Company's proxy form for the 2004 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, CLINICAL TRIALS ASSISTANCE CORPORATION, 2078 REDWOOD CREST, VISTA, CALIFORNIA 92081-7340


Dated: November 17, 2003
Vista, California

PROXY CARD

                       CLINICAL TRIALS ASSISTANCE CORPORATION

              PROXY FOR ANNUAL MEETING TO BE HELD ON [DATE], 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kamill Rohny, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Clinical Trials Assistance Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on [date], 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                     CLINICAL TRIALS ASSISTANCE CORPORATION

                               [Date], 2003

THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Clinical Trials Assistance Corporation to be held at 10:00 a.m. local time on [date], 2003, at the Law Offices of Thomas C. Cook located at 4955 South Durango, Suite 214, Las Vegas, NV 89113. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-6

   - Please detach along perforated line and mail in the envelope provided. -

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.                                                FOR     AGAINST     ABSTAIN
    Proposal to increase the number of the
    Company's authorized Common Shares, from
    twenty million (20,000,000) to seventy
    million (70,000,000) shares.                  [_]       [_]         [_]

2.                                                FOR     AGAINST     ABSTAIN
    Proposal to increase the board of directors
    up to a maximum four (4) members.             [_]       [_]         [_]

3.  Election of Directors                         FOR        WITHHOLD

    Nominees:
    ---------
    Kamill Rohny                                  [ ]           [ ]

    Eugene P. Boling, M.D.                        [ ]           [ ]

4.                                                FOR     AGAINST     ABSTAIN
    Proposal to approve three-for-one
    forward stock split                           [_]       [_]         [_]

5.                                                FOR     AGAINST     ABSTAIN

    Proposal to issue warrants                    [_]       [_]         [_]

6.                                                FOR     AGAINST     ABSTAIN
    Proposal to ratify Beckstead and Watts, LLP
    as Independent Auditors                       [_]       [_]         [_]

7. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.

       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2003

SIGNATURE ______________________________________________________________________


NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE

                                EXHIBIT "A"

                          CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                     CLINICAL TRIALS ASSISTANCE CORPORATION


(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Clinical Trials Assistance Corporation (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on November 12, 1999, file number: #C28263-1999.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE IV and replacing it in its entirety with the following amendments:

4.  Authorized Shares:

       The total authorized capital stock of the corporation shall be as follow:

           Seventy Million (70,000,000) shares of Class A Common Stock of the Par Value of $0.001 all of which shall be entitled to voting power.

           Two million (2,000,000) authorized Series A Preferred Shares with a par value of $0.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to ten (10) Common Shares. Each Series A Preferred Share may be converted into ten (10) Common Shares upon approval by the Board of Directors of the corporation.

           Two million (2,000,000) authorized Series B Preferred Shares with a par value of $0.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share shall have voting rights and shall carry a voting weight equal to two (2) Common Shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

           One million (1,000,000) authorized Series C Preferred Shares with a par value of $0.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights.

         3. This amendment to the Articles of incorporation has been duly adopted in accordance with the General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 16,078,727; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was ____________ (_____%) and the number voted against such amendment was ________ (_____%).

         The undersigned has signed these Articles on [date] __, 2003.


---------------------
By:    Kamill Rohny
Title: President and
       Secretary